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                                  FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                                 December 21, 1998


                      ROBERTS PHARMACEUTICAL CORPORATION
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               (exact name of registrant as specified in its charter)

     New Jersey                       1-1-432                     22-2429994
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  (State or other                   (Commission                 (IRS Employer
  jurisdiction of                   File Number)                Identification
  incorporation)                                                   Number)

                              Meridian Center II
                            4 Industrial Way West
                          Eatontown, New Jersey 07724
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           (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: 732-676-1200



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          (Former name or former address, if changed from last report)

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Item 5. Other Events
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        Roberts Pharmaceutical Corporation today announced that the Food and
Drug Administration (FDA) cleared the Company's platelet reducing drug Agrylin(R) (anagrelide hydrochloride) for use in a broader patient population.

        With the now amended labeling for Agrylin, Roberts said it would be able to expand the marketing of the drug beyond essential thrombocythemia (ET) to include polycythemia vera (PV), chronic myelogenous leukemia (CML), and other myeloproliferative disorders.

        Clearance of the Company's supplemental NDA provides for broader use of Agrylin as the only drug indicated for treating thrombocythemia (elevated blood platelet count) in ET, PV, CML, and other myeloproliferative disorders.

        Specifically, Agrylin is indicated for the treatment of patients with thrombocythemia, secondary to myeloproliferative disorders, to reduce the elevated platelet count and the risk of thrombosis (blood clotting) and to ameliorate associated symptoms including thrombo-hemorrhagic events (e.g., heart attack and stroke).

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                    (Registrant)

Date: December 22, 1998                 By: /s/ Anthony A. Rascio
                                           ----------------------
                                           Anthony A. Rascio
                                           Vice President
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FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.